AEGIS AUTO FUNDING CORP. IV,
       a Delaware Corporation, Seller


                     and

      NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION,
         Trustee and Backup Servicer



       POOLING AND SERVICING AGREEMENT


         Dated as of August 1, 1997




                 $48,128,000


     AEGIS AUTO RECEIVABLES TRUST 1997 5

         AUTOMOBILE RECEIVABLE PASS
THROUGH CERTIFICATES

              TABLE OF CONTENTS


                                   Page

                  ARTICLE I

CREATION OF TRUST.....................1


ARTICLE II

CONVEYANCE OF RECEIVABLES

Section 2.01.  Conveyance by Seller....1
Section 2.02.  Nature of Conveyance... 2

                 ARTICLE III

     ACCEPTANCE BY TRUSTEE..............2

                 ARTICLE IV

INCORPORATION OF STANDARD
     TERMS AND CONDITIONS......3

                  ARTICLE V

        SPECIAL DEFINITIONS AND TERMS

Section 5.01. Special Definitions..3
Section 5.02.  Special Terms.......4

                 ARTICLE VI

ADDITIONAL SELLER
     REPRESENTATIONS...........5

                 ARTICLE VII

CERTIFICATE DELIVERY AND
     REGISTRATION............. 5

                ARTICLE VIII

APPLICATION OF PROCEEDS........... 6

TESTIMONIUM

SIGNATURES

APPENDIX A  Schedule of Receivables
APPENDIX B  Amended and Restated Standard
Terms and Conditions
APPENDIX C  Risk Default Insurance Policy
Endorsement
APPENDIX D  VSI Insurance Policy Endorsement
APPENDIX E  Direction as to Registration of
Certificates
APPENDIX F  General Certificate of Aegis Auto
Funding Corp. IV
APPENDIX G  Form of Term Note

  POOLING AND SERVICING AGREEMENT

     This POOLING AND SERVICING
AGREEMENT is dated as of August 1, 1997 (this
"Agreement") among Aegis Auto Funding Corp.
IV, a Delaware corporation, as Seller (the "Seller") and Norwest Bank Minnesota, National Association, a national banking association, as trustee for the Trust (the "Trustee") and as Backup Servicer (the
"Backup Servicer") and is made with respect to the formation of the Aegis Auto Receivables Trust
1997-5 (the "Trust").

     WHEREAS, the Seller and the Trustee
desire to form a trust pursuant to the Amended and Restated Master Trust Agreement dated as of May
1, 1997 (the "Amended and Restated Master Trust
Agreement") by and between the Seller and the Trustee, and provide for the issuance of a series of Automobile Pass-Through Certificates by such trust;

     NOW, THEREFORE, in consideration of
the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                  ARTICLE I

              CREATION OF TRUST

     Upon the execution of this Agreement by the parties hereto, there is hereby created the Aegis
Auto Receivables Trust 1997-5. The situs and administration of the Trust shall be in Minneapolis, Minnesota or in such other city in which the Corporate Trust Office is located from time to time.

                 ARTICLE II

          CONVEYANCE OF RECEIVABLES


Section 2.01.  Conveyance by Seller.

     (a)  In consideration of the Trustee's
delivery of the Certificates to or upon the order of the Seller in an aggregate principal amount equal to the aggregate Principal Balance of the Receivables, the Seller does hereby irrevocably sell, assign, and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse
(subject to the obligations herein):


         (i) all right, title and interest of the Seller in and to the Receivables identified on Appendix A hereto, all Excess Interest Collections thereon and all other moneys received thereon and after the Cutoff Date;

     (ii)       the interest of the Seller in the
security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables;

     (iii)      the interest of the Seller in any Risk
Default Insurance Proceeds and any proceeds from claims on any Insurance Policies (including the VSI
Insurance Policy) covering the Receivables, the Financed Vehicles or the Obligors from the Cutoff
Date;


     (iv)       the right of the Seller to realize upon
any property (including the right to receive future
Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Trust;

(v)the interest of the Seller in any Dealer Recourse relating to the Receivables;
all right, title and interest of the Seller in and to the Purchase Agreement; and

the proceeds of any and all of the foregoing.

(b)  [Reserved]

Section 2.02.  Nature of Conveyance.  It is the
intention of the Seller and the Trustee that the transfer and assignment of the Seller's right, title and interest in and to the assets identified in clauses
(i) through (vii) of Section 2.01(a) (collectively, the
"Trust Property") shall constitute an absolute sale by the Seller to the Trustee in trust for the benefit of the Certificateholders. In the event a court of competent jurisdiction were to recharacterize the transfer of the Trust Property as a secured borrowing rather than a sale, contrary to the intent of the Seller and the Trustee, the Seller does hereby grant, assign and convey to the Trustee and the Trust, as security for all amounts payable to the Certificateholders, a security interest in and lien upon all of its right, title and interest in and to the Trust Property, including all amounts deposited to the Lock-Box Account, the Collection Account and the Certificate Account, said security interest to be effective from the date of execution of this Agreement.

     The Trustee and the Certificateholders
acknowledge and agree that the Seller is the holder of the Residual Interest.

                 ARTICLE III

            ACCEPTANCE BY TRUSTEE

     The Trustee, on behalf of the Trust, hereby accepts all consideration conveyed by the Seller pursuant to Article II, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future
Certificateholders, subject to the terms and provisions of this Agreement and the Amended and Restated Master Trust Agreement.

                 ARTICLE IV

       INCORPORATION OF STANDARD TERMS
AND CONDITIONS

     This Agreement hereby incorporates by
reference the Amended and Restated Standard
Terms provided for by the Amended and Restated
Master Trust Agreement in the form attached hereto as Appendix C, except to the extent expressly modified hereby.

                  ARTICLE V

        SPECIAL DEFINITIONS AND TERMS

     Section 5.01.  Special Definitions.
Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Standard Terms. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "Backup Servicer Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i) 0.02% per annum and (ii) the outstanding
Pool Balance as of the first day of the preceding
Collection Period or, in the case of the first
Distribution Date, as of the Closing Date.

"Class A Percentage" means 65.00166%.

"Class A Rate" means 6.90% of interest per annum.

"Class B Percentage" means 34.99834%.

"Class B Rate" means 13.414% of interest per annum provided, however that if a Credit
Enhancement Event shall have occurred, "Class B
Rate" shall mean 12.48536%.  A "Credit
Enhancement Event" shall have occurred if, within 90 days of the Closing Date, the Seller notifies the Trustee and the Certificateholders that a Credit
Enhancement Fee shall be payable to the Credit
Enhancer in connection with the credit enhancement of the Class A Certificates or any commercial paper issued to fund the purchase of the Class A
Certificates.

"Closing Date" means August 20, 1997.

"Contingent Servicer Fee" means the amount described as such in the instrument appointing the Contingent Servicer in accordance with Section 4.07 of the Amended and Restated Standard Terms.

"Credit Enhancement Event" shall have the meaning set forth in the definition of "Class B Rate".

"Credit Enhancement Fee" means, with respect to any Distribution Date, one-twelfth of the product of 0.50% per annum times the Class A Percentage of the Pool Balance as of the end of the preceding
Distribution Date, payable to the Credit Enhancer after a Credit Enhancement Event shall have occurred.

"Custodian Fee" means $1.75 per file boarded.

"Cutoff Date" means July 31, 1997.

"Discount Rate" means 14% per annum.

"Final Scheduled Distribution Date" means
February 20, 2003.

"Initial Distribution Date" means September 20,
1997.

"Original Class Certificate Balance" means, as to the Class A Certificates, $31,284,000, and as to the Class B Certificates, $16,844,000.

"Reserve Fund Initial Deposit" means Term Notes with an aggregate purchase price of $914,610.64.

"Trustee Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i)
0.02% per annum and (ii) the aggregate Class
Certificate Balance as of the close of business on the preceding Distribution Date (or, in the case of the Initial Distribution Date, the original aggregate
Class Certificate Balance).

Section 5.02.  Special Terms.  (a) Term Note.  On
the Closing Date, the Reserve Fund Initial Deposit, consisting of a Term Note of The Aegis Consumer
Funding Group, Inc., substantially in the form of Appendix G hereto, shall be delivered to the Trustee for deposit to the Reserve Fund.

                 ARTICLE VI

      ADDITIONAL SELLER REPRESENTATIONS

     The Seller hereby makes the following
additional representations with respect to the
Receivables:

     (i)        Schedule of Receivables.  The
information set forth in Appendix A hereto is true, complete and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures adverse to the
Certificateholders have been utilized in selecting the Receivables.

     (ii)       Scheduled Payments.  No Receivables
had a payment that was more than 59 days overdue as of the Cutoff Date; and each Receivable has a final scheduled payment due no later than the Final
Scheduled Distribution Date.

     (iii)      Insurance Policy Endorsements.
Attached hereto as Appendices E and F,
respectively, are true and correct copies of the endorsements to the Risk Default Insurance Policy and VSI Insurance Policy required by the Amended and Restated Standard Terms.


                 ARTICLE VII

          CERTIFICATE DELIVERY AND
REGISTRATION

The Certificates shall be designated as the "Aegis
Auto Receivables Trust 1997-5, Automobile
Receivable Pass-Through Certificates, Series 1997-
5" (the "Certificates"), and issued with an initial aggregate Certificate Balance of $48,128,000 in two
Classes as follows: Class A Certificates with an initial Certificate Balance of $31,284,000 and Class
B Certificates with an initial Certificate Balance of $16,844,000.

     The Seller hereby directs the Trustee to register the Certificates in the names and denominations specified in the direction attached hereto as Appendix E, and to execute, authenticate and deliver the Certificates to the initial purchasers specified in such direction upon receipt by the Trustee of the following:

(i)  $48,348,698.55 in immediately available
funds from the purchasers for the account of the Seller;

(ii) Investor letters executed by each of the initial purchasers;

(iii)    An executed copy of the Supplemental
Conveyance from Aegis Finance in the form attached as Appendix A to the Purchase Agreement with respect to the Receivables conveyed to the Trust on the Closing Date;

(iv) An executed copy of the certificate of the Seller required by Section 7 of the Master
Certificate Purchase Agreement substantially in the form attached hereto as Appendix F;

(v) Executed opinions of counsel to the Seller required by Section 7 of the Master Certificate
Purchase Agreement; and

(vi) $27,505.90 in immediately available funds from the Seller for deposit to the Collection
Account of Excess Interest Collections.

                ARTICLE VIII

           APPLICATION OF PROCEEDS

     The proceeds of the Certificates, receipt of which the Trustee hereby acknowledges, shall be applied as follows:

(i)  $27,505.90 shall be deposited into the
Collection Account as the Excess Interest
Collections; and

(ii) The remainder of $48,348,698.55 shall be paid to the Seller or upon the Seller's order.

IN WITNESS WHEREOF, the parties hereto have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.



                                   AEGIS AUTO FUNDING CORP. IV,
                                   as Seller



                                   By:


                                      Name:  Angelo R. Appierto
                                      Title:   President







NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Trustee and as Backup Servicer



By:
Name:   Michael DeBois
Title:    Corporate Trust Officer











[Signature Page to Pooling and Servicing
Agreement]
                 APPENDIX A

           SCHEDULE OF RECEIVABLES
       (Cutoff Date of July 31, 1997)

                 APPENDIX B

        AMENDED AND RESTATED STANDARD
TERMS AND CONDITIONS
APPENDIX C

        RISK DEFAULT INSURANCE POLICY
ENDORSEMENT
APPENDIX D

VSI INSURANCE POLICY ENDORSEMENT
                 APPENDIX E

$48,128,000
Aegis Auto Receivables Trust 1997 5
Automobile Receivable Pass Through
Certificates,
                Series 19975

               DIRECTION AS TO
REGISTRATION OF CERTIFICATES

The undersigned purchasers of the above-referenced
Certificates hereby direct the Trustee to register such Certificates in the names and denominations specified below:

CLASS A CERTIFICATES

Certificate
Number
 Name
Amount Purchased
R1   III Finance Ltd.
$31,284,000.00



            CLASS B CERTIFICATES

Certificate
Number     Name     Amount Purchased

R1        III Finance Ltd.    $16,844,000.00


Total               $48,128,000.00

     IN WITNESS WHEREOF, the undersigned
have duly executed this Direction as to
Registration of Certificates as of the date set forth below.

Dated:   August 20, 1997



III FINANCE LTD.



 By

Name:   David Bree

Title:     Director

                 Appendix F

                 $48,128,000
     Aegis Auto Receivables Trust 1997 5
Automobile Receivable Pass Through Certificates,
                Series 1997 5

             GENERAL CERTIFICATE
                     OF
         AEGIS AUTO FUNDING CORP. IV

          The undersigned, on behalf of Aegis
Auto Funding Corp. IV, a Delaware corporation
("Seller"), hereby certifies this August 20, 1997, as follows in connection with the issuance of the above-referenced Certificates (the "Certificates") pursuant to the terms of the Pooling and Servicing
Agreement dated as of August 1, 1997 (the
"Agreement") among the Seller, Norwest Bank
Minnesota, National Association, as backup servicer and Norwest Bank Minnesota, National Association, as Trustee, and the Amended and Restated Master
Trust Agreement dated as of May 1, 1997 (the
"Amended and Restated Master Trust Agreement") between the Seller and the Trustee (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Standard Terms and Conditions attached as Appendix A to the Amended and Restated Master Trust Agreement):

1. The undersigned has carefully examined the Agreement, the Amended and Restated Master
Trust Agreement, the Purchase Agreement and the
Master Certificate Purchase Agreement.

2. The representations and warranties of the Seller contained in the Agreement, the Amended and Restated Master Trust Agreement, the Purchase
Agreement and the Master Certificate Purchase
Agreement are true and correct in all material respects as if made on and as of the date hereof
(except for such representations and warranties specifically made as of another specified date).

3. Neither the Seller nor any of its Affiliates is in default in the performance of any of their respective obligations under the documents mentioned in paragraph 2 above or any other
Pooling and Servicing Agreement executed pursuant to the terms of the Amended and Restated Master
Trust Agreement.

4. The Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the documents specified in paragraph 2 above at or prior to the date hereof.

5. The Seller did not, either independently or through any other party, solicit any offer to buy or offer to sell the Certificates or any similar security by means of any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

6. The Certificates were sold by the Seller to III Finance Ltd. in a private placement in transactions exempt from the registration requirements of the Act.

7. The undersigned is duly authorized by the Seller to make the foregoing representations on behalf of the Seller and has conducted such investigation and made such inquiries as he has deemed necessary and appropriate in order to make such representations on behalf of the Seller.

IN WITNESS WHEREOF the undersigned has
signed this General Certificate of Aegis Auto
Funding Corp. IV as of the date first written above.

AEGIS AUTO FUNDING CORP. IV


By: __________________________

Name:    Angelo R. Appierto
Title:      President

                 APPENDIX G

               PROMISSORY NOTE



$1,925,120.00
 Dated Date:  August 20, 1997
Maturity Date:  February 20, 2003


FOR VALUE RECEIVED, The Aegis Consumer
Funding Group, Inc., a Delaware Corporation (the
"Company"), does hereby promise to pay to the order of Aegis Auto Funding Corp. IV, a Delaware corporation (the "Payee") in lawful money of the United States of America, the principal amount of One Million Nine Hundred Twenty-five Thousand
One Hundred Twenty Dollars ($1,925,120.00) (the
"Principal Amount") on the Maturity Date stated above subject to the conditions described herein.

     Notwithstanding the foregoing, this Note shall, without demand, notice or legal process of any kind, be declared and shall become immediately due and payable upon the occurrence of any of the following events (each a "Bankruptcy Event"): (i) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee, or liquidator for the Company in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty
(30) consecutive days; (ii) the consent by the Company to the appointment of a trustee, conservator, receiver, or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Company and involving substantially all of its property; or (iii) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition of any applicable bankruptcy, insolvency, or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     If a Bankruptcy Event occurs, the amount immediately due and payable on this Note shall equal the original purchase price hereof
($914,610.64) plus interest accrued on such amount from the Dated Date hereof until such amount is paid in full at the rate of 14% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed and compounded semiannually. The Company hereby promises to pay all costs and expenses incurred in the collection and enforcement of this Note and any appeal of a judgement rendered hereon.

     This Note represents a general unsecured obligation of the Company.

     THIS PROMISSORY NOTE SHALL BE
GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.

THE AEGIS CONSUMER FUNDING GROUP,
INC., a Delaware corporation


By:
Name:   Joseph F. Battiato
Title:    President


PAY TO THE ORDER of Norwest Bank
Minnesota, National Association, as Trustee under that certain Amended and Restated Master Trust
Agreement between the Trustee and Aegis Auto
Funding Corp. IV dated as of May 1, 1997, as amended and restated from time to time, without recourse or warranty.

AEGIS AUTO FUNDING CORP. IV


By:
Name:  Angelo R. Appierto
Title:   President
















[PROMISSORY NOTE]